This was previously filed under CIK 0001208027 and is re-filed solely for indexing purposes.

--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 18, 2003
--------------------------------------------------------------------------------
                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



         Delaware                       333-65702                13-3939229
--------------------------------------------------------------------------------
      (State or Other                 (Commission             (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)
--------------------------------------------------------------------------------
    1585 Broadway
  New York, New York                                               10036
--------------------------------------------------------------------------------
(Address of Principal                                           (Zip Code)
  Executive Offices)
--------------------------------------------------------------------------------


        Registrant's telephone number, including area code (212) 761-4000
--------------------------------------------------------------------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Item 5.      Other Events


         In connection with the offering of CDC Mortgage Capital Trust 2003-HE1, Mortgage Pass-through certificates, Series 2003-HE1, certain "Computational Materials", dated March 18, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.


     (a) Not applicable


     (b) Not applicable


     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    MORGAN STANLEY ABS CAPITAL I INC.
                                    -------------------------------------------
                                    as Depositor and on behalf of CDC Mortgage
                                    Capital Trust 2003-HE1 Registrant


                                    By: /s/ Gail McDonnell
                                        ----------------------
                                        Name:  Gail McDonnell
                                        Title: Vice President




Dated: March 18, 2003

                                  EXHIBIT INDEX




--------------------------------------------------------------------------------
EXHIBIT NO.               DESCRIPTION
--------------------------------------------------------------------------------
99.1                      Related Computational Materials (as defined
                          in Item 5 above).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------